Variflex® Variable Annuity Variflex® LS Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001
Supplement Dated May 24, 2019
To Prospectus Dated May 1, 2019
Effective May 28, 2019, Oppenheimer Main Street Small Cap Fund®/VA will change its name to Invesco Oppenheimer V.I. Main Street Small Cap Fund. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name effective May 28, 2019.
Effective June 3, 2019, the names of the following underlying funds will change. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name effective June 3, 2019.
Former Name	New Name
Dreyfus IP Technology Growth	BNY Mellon IP Technology Growth
Dreyfus VIF International Value	BNY Mellon VIF International Value
Please Retain This Supplement For Future Reference